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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 APRIL 23, 2003
                                 --------------
                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-5971                    36-1982580
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         (State or other   (Commission File Number)           (I.R.S Employer
         Jurisdiction of                                      Identification
         Incorporation)                                       Number)

                 3 Parkway North, Suite 550, Deerfield, IL 60035
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              (Address of principal executive offices) (Zip Code)


                                  847-236-9300
                                  ------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

Exhibit Number

99.1        Press release of Registrant dated April 23, 2003
99.2        Second Quarter 2003 Earnings Conference Call


ITEM 9.  REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

On April 23, 2003, Woodhead Industries, Inc. reported the results of operations for the three and six months ended March 29, 2003 which are set forth in the press release in Exhibit 99.1 attached hereto.

The registrant hosted its second quarter earnings conference call on Wednesday, April 23, 2003 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter ending March 29, 2003, as well as certain other financial and operating information. Pursuant to Regulation FD and requirements of Item 12 of Form 8-K registrant hereby furnishes a transcript of the conference call as Exhibit 99.2.



SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.


WOODHEAD INDUSTRIES, INC.

Date: April 29, 2003



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)